Exhibit 4.5

OMNIBUS APPROVAL AND AMENDMENT WITH RESPECT TO:

SERIES B PREFERRED STOCK PURCHASE AGREEMENT; AND

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Omnibus Approval and Amendment (this “Amendment”) is made as of March  6, 2012, by and among RECEPTOS, INC., a Delaware corporation (the “Company”), the New Party (as defined below), and the stockholders of the Company tendering signature pages hereto with respect to the following:  (i) that certain Series B Preferred Stock Purchase Agreement (the “Purchase Agreement”), made and entered into as of February 3, 2012, by and among the Company and the Purchasers (as defined in the Purchase Agreement); and (ii) that certain Third Amended and Restated Investors’ Rights Agreement (the “Investors’ Rights Agreement”), made and entered into as of February 3, 2012, by and among the Company and the Investors (as defined in the Investors’ Rights Agreement), as amended by that certain Omnibus Approval and Amendment (the “Prior Omnibus Amendment”), dated as of February 23, 2012, by and among the Company and the stockholders of the Company tendering signature pages thereto.  This Amendment is made with reference to the following:

A.                                    Defined terms used herein but not otherwise defined shall have their respective meanings as set forth in the Purchase Agreement.

B.                                    The parties desire to (i) approve of an additional party becoming a Purchaser under the Purchase Agreement and (ii) amend the Investors’ Rights Agreement in connection with such approval.

C.                                    In order to approve of an additional party becoming a Purchaser (in this case, an Additional 1st Tranche Purchaser) pursuant to the Purchase Agreement, this Amendment must be executed by a Majority-In-Interest (i.e., Purchasers holding at least a majority of the currently outstanding shares of Series B Preferred Stock held by all Purchasers).

D.                                    In order to amend the Investors’ Rights Agreement, this Amendment must be executed by (i) the Company and (ii) the “Holders” (as defined in the Investors’ Rights Agreement) of at least sixty percent (60%) of the shares of Series A Preferred Stock and Series B Preferred Stock currently outstanding (taken together as one class).

NOW, THEREFORE, the parties agree as follows:

1.             Approval of Additional 1st Tranche Purchaser.  Osage University Partners I, L.P. (the “New Party”) is approved as an Additional 1st Tranche Purchaser pursuant to Section 1.2(b)(i), clause (z) of the Purchase Agreement, with the New Party having the following purchase commitments subject to the terms and conditions of, and all as more fully set forth in, the Purchase Agreement:

	1st Tranche	2nd Tranche	3rd Tranche	TOTALS
Shares	728,155	728,155	485,437	1,941,747
Aggregate Price	$749,999.65	$749,999.65	$500,000.11	$1,999,999.41

2.             Delivery of Financial Statements and Inspection Rights.  Effective upon the New Party fulfilling its 1st Tranche purchase commitment as contemplated by Section 1 of this Amendment above, the Investors’ Rights Agreement is hereby amended as follows:

(a)           The following sentence is hereby inserted at the end of Section 3.1:

“For purposes of this Section 3.1, Osage University Partners I, L.P. (“Osage”) shall have the same rights as a Major Investor; provided, however; that the foregoing provisions of this sentence shall terminate in the event (i) any shares of Series B Preferred Stock issued by the Company to Osage (regardless of whether such shares have been transferred) are converted into shares of Common Stock pursuant to a Pay-to-Play Conversion (as such term is defined in the Company’s Certificate of Incorporation) or (ii) Osage transfers any shares of Series B Preferred Stock (or any shares of Common Stock into which such shares of Series B Preferred Stock have been converted), except to an affiliated fund or entity.”

(b)           The following sentence is hereby inserted at the end of Section 3.2:

“For purposes of this Section 3.2, Osage shall have the same rights as a Major Investor; provided, however; that the foregoing provisions of this sentence shall terminate in the event (i) any shares of Series B Preferred Stock issued by the Company to Osage (regardless of whether such shares have been transferred) are converted into shares of Common Stock pursuant to a Pay-to-Play Conversion (as such term is defined in the Company’s Certificate of Incorporation) or (ii) Osage transfers any shares of Series B Preferred Stock (or any shares of Common Stock into which such shares of Series B Preferred Stock have been converted), except to an affiliated fund or entity.”

3.             Miscellaneous; Transaction Agreements.  Except as otherwise expressly provided herein, the Purchase Agreement and the Investors’ Rights Agreement are unaffected hereby and remain in full force and effect in accordance with their respective terms.  The New Party acknowledges and agrees that in order to participate in the transactions contemplated by Section 1 above, the New Party shall be required to execute signature pages for, and otherwise become a party to, this Amendment as well as the Purchase Agreement, the Investors’ Rights Agreement, the Voting Agreement, the Right of First Refusal and Co-Sale Agreement and the Prior Omnibus Amendment.

2

4.             Counterparts; Facsimile.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Amendment may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[signature pages follow]

3

IN WITNESS WHEREOF, the parties have executed this Omnibus Approval and Amendment as of the date first written above.

RECEPTOS, INC.

By:	/s/ Faheem Hasnain
Name:	Faheem Hasnain
Title:	Chief Executive Officer

Address:	10835 Road to the Cure, #205
San Diego, CA 92121

SIGNATURE PAGE TO

OMNIBUS APPROVAL AND AMENDMENT WITH RESPECT TO:

SERIES B PREFERRED STOCK PURCHASE AGREEMENT; AND

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

MARCH 6, 2012

The undersigned hereby executes and delivers the Omnibus Approval and Amendment  to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such document.

POLARIS VENTURE PARTNERS VI, L.P.

By:	POLARIS VENTURE MANAGEMENT CO. VI, L.L.C.
ITS GENERAL PARTNER

By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

SIGNATURE PAGE TO

OMNIBUS APPROVAL AND AMENDMENT WITH RESPECT TO:

SERIES B PREFERRED STOCK PURCHASE AGREEMENT; AND

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

MARCH 6, 2012

The undersigned hereby executes and delivers the Omnibus Approval and Amendment  to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such document.

POLARIS VENTURE PARTNERS FOUNDERS’ FUND VI, L.P.

By:	POLARIS VENTURE MANAGEMENT CO. VI, L.L.C.
ITS GENERAL PARTNER

By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

SIGNATURE PAGE TO

OMNIBUS APPROVAL AND AMENDMENT WITH RESPECT TO:

SERIES B PREFERRED STOCK PURCHASE AGREEMENT; AND

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

MARCH 6, 2012

The undersigned hereby executes and delivers the Omnibus Approval and Amendment  to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such document.

FLAGSHIP VENTURES FUND 2007, L.P.

By its General Partner
Flagship Ventures 2007 General Partner LLC

By:	/s/ Noubar Afeyan
Manager

SIGNATURE PAGE TO

OMNIBUS APPROVAL AND AMENDMENT WITH RESPECT TO:

SERIES B PREFERRED STOCK PURCHASE AGREEMENT; AND

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

MARCH 6, 2012

The undersigned hereby executes and delivers the Omnibus Approval and Amendment  to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such document.

LILLY VENTURES FUND I, LLC

By:	/s/ S. Edward Torres
Name:	S. Edward Torres
Title:	Managing Director

SIGNATURE PAGE TO

OMNIBUS APPROVAL AND AMENDMENT WITH RESPECT TO:

SERIES B PREFERRED STOCK PURCHASE AGREEMENT; AND

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

MARCH 6, 2012

The undersigned hereby executes and delivers the Omnibus Approval and Amendment  to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such document.

ARCH VENTURE FUND VII, L.P.

By: ARCH Venture Partners VII, L.P.,
its General Partner

By: ARCH Venture Partners VII, LLC,
its General Partner

By:	/s/ Clinton Bybee
Name:	Clinton Bybee
Title:	Managing Director

SIGNATURE PAGE TO

OMNIBUS APPROVAL AND AMENDMENT WITH RESPECT TO:

SERIES B PREFERRED STOCK PURCHASE AGREEMENT; AND

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

MARCH 6, 2012

The undersigned hereby executes and delivers the Omnibus Approval and Amendment  to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such document.

ARCH VENTURE FUND VI, L.P.

By: ARCH Venture Partners VI, L.P.,
its General Partner

By: ARCH Venture Partners VI, LLC,
its General Partner

By:	/s/ Clinton Bybee
Name:	Clinton Bybee
Title:	Managing Director

SIGNATURE PAGE TO

OMNIBUS APPROVAL AND AMENDMENT WITH RESPECT TO:

SERIES B PREFERRED STOCK PURCHASE AGREEMENT; AND

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

MARCH 6, 2012

The undersigned hereby executes and delivers the Omnibus Approval and Amendment  to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such document.

VENROCK ASSOCIATES V, L.P.

By:	Venrock Management V, LLC
Its:	General Partner

By:	/s/ Bryan Roberts
Authorized Signatory

SIGNATURE PAGE TO

OMNIBUS APPROVAL AND AMENDMENT WITH RESPECT TO:

SERIES B PREFERRED STOCK PURCHASE AGREEMENT; AND

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

MARCH 6, 2012

The undersigned hereby executes and delivers the Omnibus Approval and Amendment  to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such document.

VENROCK ENTREPRENEURS FUND V, L.P.

By: VEF Management V, LLC
Its: General Partner

By:	/s/ Bryan Roberts
Authorized Signatory

SIGNATURE PAGE TO

OMNIBUS APPROVAL AND AMENDMENT WITH RESPECT TO:

SERIES B PREFERRED STOCK PURCHASE AGREEMENT; AND

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

MARCH 6, 2012

The undersigned hereby executes and delivers the Omnibus Approval and Amendment  to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such document.

VENROCK PARTNERS V, L.P.

By: Venrock Partners Management V, LLC
Its: General Partner

By:	/s/ Bryan Roberts
Authorized Signatory

SIGNATURE PAGE TO

OMNIBUS APPROVAL AND AMENDMENT WITH RESPECT TO:

SERIES B PREFERRED STOCK PURCHASE AGREEMENT; AND

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

MARCH 6, 2012

The undersigned hereby executes and delivers the Omnibus Approval and Amendment  to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such document.

William H. Rastetter and Marisa G. Rastetter

By:	/s/ William H. Rastetter
Name: William H. Rastetter

By:	/s/ Marisa G. Rastetter
Name: Marisa G. Rastetter

SIGNATURE PAGE TO

OMNIBUS APPROVAL AND AMENDMENT WITH RESPECT TO:

SERIES B PREFERRED STOCK PURCHASE AGREEMENT; AND

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

MARCH 6, 2012

The undersigned hereby executes and delivers the Omnibus Approval and Amendment  to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such document.

/s/ Faheem Hasnain
Faheem Hasnain

SIGNATURE PAGE TO

OMNIBUS APPROVAL AND AMENDMENT WITH RESPECT TO:

SERIES B PREFERRED STOCK PURCHASE AGREEMENT; AND

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

MARCH 6, 2012

The undersigned hereby executes and delivers the Omnibus Approval and Amendment  to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such document.

WS INVESTMENT COMPANY, LLC (2012A)

By:	/s/ James A. Terraman
Name:
Title:

SIGNATURE PAGE TO

OMNIBUS APPROVAL AND AMENDMENT WITH RESPECT TO:

SERIES B PREFERRED STOCK PURCHASE AGREEMENT; AND

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

MARCH 6, 2012

The undersigned hereby executes and delivers the Omnibus Approval and Amendment  to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such document.

BMV Direct LLC

By:	/s/ Jonathan P. Klassen
Name:	Jonathan P. Klassen
Title:	Vice President

SIGNATURE PAGE TO

OMNIBUS APPROVAL AND AMENDMENT WITH RESPECT TO:

SERIES B PREFERRED STOCK PURCHASE AGREEMENT; AND

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

MARCH 9, 2012

The undersigned hereby executes and delivers the Omnibus Approval and Amendment  to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such document.

WASHINGTON RESEARCH FOUNDATION

By:	/s/ Jeff Eby
Name:	Jeff Eby
Title:	CFO

Address:	2815 Eastlake Ave E #300
Seattle, WA 98102

SIGNATURE PAGE TO

OMNIBUS APPROVAL AND AMENDMENT WITH RESPECT TO:

SERIES B PREFERRED STOCK PURCHASE AGREEMENT; AND

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

MARCH 6, 2012

The undersigned hereby executes and delivers the Omnibus Approval and Amendment  to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such document.

OSAGE UNIVERSITY PARTNERS I, L.P.

BY:	OSAGE UNIVERSITY GP, LP,
ITS GENERAL PARTNER

	BY:	OSAGE PARTNERS, LLC,
ITS GENERAL PARTNER

	BY:	/s/ William Harrington
NAME: William Harrington
ITS: Authorized Signer

Address:		c/o Osage Partners
50 Monument Rd, Ste 201
Bala Cynwyd, PA 19004

SIGNATURE PAGE TO

OMNIBUS APPROVAL AND AMENDMENT WITH RESPECT TO:

SERIES B PREFERRED STOCK PURCHASE AGREEMENT; AND

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

MARCH 28, 2012

The undersigned hereby executes and delivers the Omnibus Approval and Amendment  to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such document.

ALTITUDE LIFE SCIENCE VENTURES, L.P.

By:	/s/ David Maki
Name:	David Maki
Title:	General Partner

Address:	701 Fifth Avenue
Suite 5400
Seattle, WA 98104